UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – June 3, 2021
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, D02 VH94, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 ½	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting held on June 3, 2021 (the "Annual Meeting"), the shareholders of Allegion plc (the “Company”):

(1)	elected all eight of the Company's nominees for director;
(2)	provided advisory approval of the compensation of the Company's named executive officers;
(3)
approved the appointment of PricewaterhouseCoopers to serve as the Company's independent auditors for the fiscal year ending December 31, 2021 and authorized the Audit and Finance Committee of the Board of Directors to set the auditors' remuneration;

(4)	approved renewal of the Board of Directors’ existing authority to issue shares; and
(5)	approved renewal of the Board of Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders.

Shares were voted on these proposals as follows:

Proposals 1(a)-(h). Election of eight (8) directors to hold office until the Company's next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non-Vote
(a)	Kirk S. Hachigian	66,994,208	9,046,489	43,587	3,639,011
(b)	Steven C. Mizell	73,984,318	2,056,272	43,694	3,639,011
(c)	Nicole Parent Haughey	75,220,388	820,962	42,934	3,639,011
(d)	David D. Petratis	71,587,119	3,412,880	1,084,285	3,639,011
(e)	Dean I. Schaffer	74,341,610	1,701,502	41,172	3,639,011
(f)	Charles L. Szews	56,757,227	19,284,642	42,415	3,639,011
(g)	Dev Vardhan	75,487,176	552,924	44,184	3,639,011
(h)	Martin E. Welch III	74,826,500	1,214,093	43,691	3,639,011

Proposal 2. Advisory approval of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Vote
61,620,624	10,698,309	3,765,351	3,639,011

Proposal 3. Approval of the appointment of PricewaterhouseCoopers as the independent auditors of the Company for the fiscal year ending December 31, 2021 and authorization of the Audit and Finance Committee of the Board of Directors to set the auditors' remuneration:

For	Against	Abstain	Broker Non-Vote
77,308,630	2,374,433	40,232	—

Proposal 4. Approval of renewal of the Board of Directors’ existing authority to issue shares.

For	Against	Abstain	Broker Non-Vote
75,923,842	3,730,619	68,834	—

Proposal 5. Approval of renewal of the Board of Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders.

For	Against	Abstain	Broker Non-Vote
79,260,822	367,887	94,586	—

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	June 8, 2021	/s/ Hatsuki Miyata
Hatsuki Miyata Secretary